EXHIBIT 99.1

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED JUNE 30, 2022

GIANT

ALDI

DOLLAR TREE
KICKS USA

Stop&Shop

Key Food

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2022

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the possibility that any or all of the various conditions to the consummation of the Merger (as defined herein) may not be satisfied or waived; (ii) the ability of the parties to the Merger to obtain required financing in connection with the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company and/or its assets will be made; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement (as defined herein), including in circumstances which would require the Company to pay a termination fee or other expenses; (v) the risk that shareholder litigation in connection with the Transactions (as defined herein) may result in significant costs of defense, indemnification and liability; (vi) the ability and willingness of the Company's tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (vii) the loss or bankruptcy of the Company's tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (viii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration, the Company's ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally; (xi) damage to the Company's properties from catastrophic weather and other natural events, and the physical effects of climate change; (xii) uninsured losses; (xiii) the Company's ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xiv) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

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CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2022 RESULTS

Massapequa, New York – August 4, 2022 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the second quarter 2022. Net loss attributable to common shareholders was $(3.41) per diluted share.  Other highlights include:

Operating Highlights

•	NAREIT-defined Funds From Operations (FFO) of a negative $(1.64) per diluted share for the quarter
•	Operating FFO of $0.58 per diluted share for the quarter
•	Same-property net operating income (NOI) decreased 3.5% for the quarter
•	Signed 32 new and renewal leases for 178,600 square feet in the quarter
•	Comparable cash-basis lease spreads of 0.9% for the quarter

Balance Sheet Highlights

•	On May 16, 2022, the Company sold Riverview Plaza for $34 million
•	On May 27, 2022, the Company’s common stockholders at a special meeting of stockholders approved the previously announced transactions
•	On June 28, 2022, the Company acquired the minority ownership in the Crossroads joint venture for $1.0 million

Subsequent Events

•	On July 7, 2022, the Company completed the 33 Grocery-Anchored Portfolio Sale and the sale of East River and Senator Square for $879 million
•	On July 11, 2022, the Company paid-off its unsecured term notes and unsecured credit facility
•	On July 11, 2022, in connection with the pay-off of the unsecured term notes, the Company terminated all its interest rate swap agreements for a net benefit of $3.4 million

Transaction Agreements

On March 2, 2022, the Company announced that following its previously announced review of strategic alternatives, it had entered into definitive agreements for the sale of the Company and its assets in a series of related all-cash transactions.  Specifically, on March 2, 2022, the Company and certain of its subsidiaries, DRA Fund X-B LLC and KPR Centers LLC (together with their respective designees, the “Grocery-Anchored Purchasers”) entered into an asset purchase and sale agreement to purchase a portfolio of 33 grocery-anchored shopping centers from the Company for a cash purchase price of $840.0 million (the “Grocery-Anchored Portfolio Sale”). This agreement provides that to the extent specified redevelopment assets of the Company are not sold by the Company to third parties prior to the closing, these assets will be acquired for an additional cash purchase price of up to $80.5 million. In addition, on March 2, 2022, the Company entered into an agreement and plan of merger with Wheeler Real Estate Investment Trust, Inc. (“Wheeler”) and certain of its affiliates pursuant to which Wheeler will acquire the balance of the Company’s shopping center assets by way of an all-cash merger transaction that values the remaining portfolio at $291.3 million (the “Merger”).  Following completion of the transactions contemplated by the merger agreement, the Company will survive as a wholly-owned subsidiary of Wheeler. The Company’s currently outstanding 7.25% Series B Preferred Stock and 6.50% Series C Preferred Stock will remain outstanding as shares of preferred stock in the surviving company following the transactions and are expected to remain listed on the New York Stock Exchange.

The two transactions discussed above were unanimously approved by the Company’s Board of Directors and were approved by the Company’s common stockholders at a special meeting of stockholders held on May 27, 2022, and are estimated to generate total net proceeds, after all transaction expenses, of approximately $29.00 per share in cash, which will be distributed to shareholders upon completion of the Merger. The Merger is expected to close in August 2022, subject to satisfaction of customary closing conditions.

On July 7, 2022, the Company and certain of its subsidiaries completed the Grocery-Anchored Portfolio Sale and East River Park and Senator Square sales for total gross proceeds of approximately $879 million, including the assumed debt. There were no material relationships among the Company, the Grocery-Anchored Purchasers, or any of their respective affiliates.

Common Stock Dividends

In connection with the two transactions discussed above, the Company and its Board announced a suspension of its previously announced 2022 common stock dividend policy and that the Company will not pay a dividend on the common stock for the second quarter ending June 30, 2022. The Board will assess future quarterly common dividend declarations going forward.

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Financial Results

Net loss attributable to common shareholders for the second quarter of 2022 was $(45.3) million or $(3.41) per diluted share, compared to net income of $48.4 million or $3.52 per diluted share for the same period in 2021. Net loss attributable to common shareholders for the six-month period ending June 30, 2022 was $(49.0) million or $(3.69) per diluted share, compared to net income of $46.8 million or $3.41 per diluted share for the same period in 2021. The principal differences in the comparative three and six-month results were gain on sales of properties in 2021, impairment charges on properties held for sale in 2022, transaction costs in 2022, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2021.

NAREIT-defined FFO for the second quarter of 2022 was a negative $(22.5) million or $(1.64) per diluted share, compared to $8.2 million or $0.59 per diluted share for the same period in 2021. The decrease is attributable to transaction costs incurred in 2022 relating to the two transactions discussed above. Operating FFO for the second quarter of 2022 was $7.9 million or $0.58 per diluted share, compared to $8.5 million or $0.61 per diluted share for the same period in 2021.

NAREIT-defined FFO for the six months ended June 30, 2022 was a negative $(17.3) million or $(1.25) per diluted share, compared to $16.8 million or $1.21 per diluted share for the same period in 2021. The decrease is attributable to transaction costs incurred in 2022 relating to the two transactions discussed above. Operating FFO for the six months ended June 30, 2022 was $16.9 million or $1.22 per diluted share, compared to $17.1 million or $1.23 per diluted share for the same period in 2021.

Portfolio Update

During the second quarter of 2022, the Company signed 32 leases, for 178,600 square feet. On a comparable space basis, the Company signed 29 leases for 128,700 square feet at a positive lease spread of 0.9% on a cash basis (new leases increased 2.8% and renewals increased 0.6%). During the six-month period ended June 30, 2022, the Company signed 68 leases, for 339,800 square feet. On a comparable space basis, the Company signed 63 leases for 346,500 square feet at a positive lease spread of 14.2% on a cash basis (new leases increased 46.2% and renewals increased 3.4%).

Same-property NOI decreased 3.5% for the second quarter of 2022 and increased 0.1% for the six months ended June 30, 2022, as compared to the same periods in 2021.

The Company’s total portfolio, excluding properties held for sale, was 86.3% leased at June 30, 2022. The Company’s same-property portfolio was 86.3% leased at June 30, 2022, compared to 86.9% at June 30, 2021.

As of June 30, 2022, Carll’s Corner, located in Bridgeton, New Jersey, the 33 grocery-anchored shopping centers and two redevelopment properties have been classified as “real estate held for sale” on the accompanying consolidated balance sheet.

Balance Sheet

On August 30, 2021, the Company amended its existing $300 million unsecured credit facility and $50 million term loan. After the amendment, the new unsecured revolving credit facility is $185 million with an expiration in August 2024. The new unsecured revolving credit facility may be extended, at the Company’s option for two additional one-year periods, subject to customary conditions. Interest on the borrowings under the new unsecured revolving credit facility component can range from LIBOR plus 135 bps to 195 bps (150 bps at June 30, 2022), based on the Company’s leverage ratio. Interest on borrowings under the unsecured credit facility is based on the Company’s leverage ratio. The Company extended its $50 million term note four years with an expiration in August 2026. As of June 30, 2022, the Company had $41.0 million outstanding under its revolving credit facility. On July 11, 2022, in connection with the transactions noted above paid-off its unsecured credit facility and its unsecured term notes.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A

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reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and six months ended June 30, 2022 and 2021 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2022. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 17 properties, with approximately 2.6 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Certain statements made in this press release that are not strictly historical are  “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the possibility that any or all of the various conditions to the consummation of the Merger (as defined herein) may not be satisfied or waived; (ii) the ability of the parties to the Merger to obtain required financing in connection with the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company and/or its assets will be made; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement (as defined herein), including in circumstances which would require the Company to pay a termination fee or other expenses; (v) the risk that shareholder litigation in connection with the Transactions (as defined herein) may result in significant costs of defense, indemnification and liability; (vi) the ability and willingness of the Company's tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (vii) the loss or bankruptcy of the Company's tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (viii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration, the Company's ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-

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commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally; (xi) damage to the Company's properties from catastrophic weather and other natural events, and the physical effects of climate change; (xii) uninsured losses; (xiii) the Company's ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xiv) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the years ended December 31, 2021 and December 31, 2020, when available, and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

Contact Information:

Cedar Realty Trust, Inc.

Jennifer Bitterman

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4561

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2022	2021
ASSETS
Real estate, at cost	$370,128,000	$369,827,000
Less accumulated depreciation	(159,992,000)	(155,250,000)
Real estate, net	210,136,000	214,577,000
Real estate held for sale	719,312,000	757,037,000
Investment in unconsolidated joint venture	4,809,000	4,654,000
Cash and cash equivalents	1,042,000	3,039,000
Restricted cash	230,000	230,000
Receivables	13,098,000	13,580,000
Other assets and deferred charges, net	21,522,000	23,777,000
TOTAL ASSETS	$970,149,000	$1,016,894,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net - held for sale	$156,356,000	$156,821,000
Finance lease obligation - held for sale	5,300,000	5,314,000
Unsecured revolving credit facility	41,000,000	66,000,000
Unsecured term loans, net	299,092,000	298,903,000
Accounts payable and accrued liabilities	61,301,000	42,099,000
Unamortized intangible lease liabilities	5,040,000	5,367,000
Unamortized intangible lease liabilities - held for sale	2,238,000	2,422,000
Total liabilities	570,327,000	576,926,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	238,787,000	277,841,000
Noncontrolling interests	1,494,000	2,586,000
Total equity	399,822,000	439,968,000

TOTAL LIABILITIES AND EQUITY	$970,149,000	$1,016,894,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
PROPERTY REVENUES
Rental revenues	$8,367,000	$10,603,000	$16,443,000	$21,445,000
Other	136,000	241,000	338,000	334,000
Total property revenues	8,503,000	10,844,000	16,781,000	21,779,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	2,019,000	1,842,000	3,816,000	4,160,000
Real estate and other property-related taxes	1,526,000	1,822,000	2,768,000	3,680,000
Total property operating expenses	3,545,000	3,664,000	6,584,000	7,840,000

PROPERTY OPERATING INCOME	4,958,000	7,180,000	10,197,000	13,939,000

OTHER EXPENSES AND INCOME
General and administrative	2,861,000	5,096,000	5,773,000	9,500,000
Depreciation and amortization	2,850,000	2,976,000	5,351,000	6,437,000
Gain on sales	-	(48,857,000)	-	(48,857,000)
Transaction costs	30,457,000	-	34,192,000	-
Impairment charges (reversal)	2,000	(1,849,000)	199,000	(1,849,000)
Total other expenses and income	36,170,000	(42,634,000)	45,515,000	(34,769,000)

OPERATING INCOME	(31,212,000)	49,814,000	(35,318,000)	48,708,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(3,130,000)	(3,803,000)	(5,837,000)	(7,982,000)
Total non-operating income and expense	(3,130,000)	(3,803,000)	(5,837,000)	(7,982,000)

NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(34,342,000)	46,011,000	(41,155,000)	40,726,000

DISCONTINUED OPERATIONS
Income from operations	7,698,000	5,453,000	13,946,000	10,944,000
Impairment charges	(16,119,000)	-	(16,630,000)	-
Gain on sales	-	-	-	1,047,000
Total (loss) income from discontinued operations	(8,421,000)	5,453,000	(2,684,000)	11,991,000

NET (LOSS) INCOME	(42,763,000)	51,464,000	(43,839,000)	52,717,000

Attributable to noncontrolling interests	176,000	(409,000)	196,000	(550,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(42,587,000)	51,055,000	(43,643,000)	52,167,000

Preferred stock dividends	(2,688,000)	(2,688,000)	(5,376,000)	(5,376,000)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(45,275,000)	$48,367,000	$(49,019,000)	$46,791,000

NET (LOSS) INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):
Continuing operations	$(2.78)	$3.11	$(3.49)	$2.51
Discontinued operations	(0.63)	0.41	(0.20)	0.90
	$(3.41)	$3.52	$(3.69)	$3.41

Weighted average number of common shares - basic and diluted	13,288,000	13,197,000	13,287,000	13,171,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30,	December 31,
	2022	2021

Construction in process (included in real estate, at cost)	$1,742,000	$3,972,000

Receivables
Rents and other tenant receivables, net	$6,833,000	$7,242,000
Mortgage note and other receivable	3,500,000	3,500,000
Straight-line rents	2,765,000	2,838,000
	$13,098,000	$13,580,000

Other assets and deferred charges, net
Lease origination costs	$4,368,000	$4,711,000
Right-of-use assets	9,258,000	9,861,000
Prepaid expenses	3,258,000	7,255,000
Revolving credit facility issuance costs	927,000	1,134,000
Interest rate swap assets	3,176,000	-
Other	535,000	816,000
	$21,522,000	$23,777,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$51,611,000	$23,648,000
Right-of-use liabilities	9,670,000	10,219,000
Interest rate swap liabilities	20,000	8,232,000
	$61,301,000	$42,099,000

Statements of Operations	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Rental revenues
Base rents	$5,878,000	$7,686,000	$11,796,000	$15,493,000
Expense recoveries	2,201,000	2,476,000	4,143,000	5,094,000
Percentage rent	146,000	122,000	269,000	363,000
Straight-line rents	(19,000)	159,000	(87,000)	171,000
Amortization of intangible lease liabilities, net	161,000	160,000	322,000	324,000
	$8,367,000	$10,603,000	$16,443,000	$21,445,000

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net (loss) income attributable to common shareholders	$(45,275,000)	$48,367,000	$(49,019,000)	$46,791,000
Real estate depreciation and amortization	6,809,000	10,227,000	15,066,000	21,420,000
Limited partners' interest	(176,000)	287,000	(196,000)	278,000
Gain on sales	-	(48,857,000)	-	(49,904,000)
Impairment charges	16,121,000	(1,849,000)	16,829,000	(1,849,000)
Consolidated minority interests:
Share of income	-	122,000	-	272,000
Share of FFO	-	(88,000)	-	(201,000)
Funds From Operations ("FFO") applicable to diluted common shares	(22,521,000)	8,209,000	(17,320,000)	16,807,000
Adjustments for items affecting comparability:
Transaction costs (a)	30,457,000	-	34,192,000	-
Redevelopment costs (b)	-	230,000	-	230,000
Financing costs (c)	-	44,000	-	44,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$7,936,000	$8,483,000	$16,872,000	$17,081,000

FFO per diluted common share:	$(1.64)	$0.59	$(1.25)	$1.21

Operating FFO per diluted common share:	$0.58	$0.61	$1.22	$1.23

Weighted average number of diluted common shares:
Common shares and equivalents	13,703,000	13,855,000	13,728,000	13,845,000
OP Units	65,000	81,000	73,000	81,000
	13,768,000	13,936,000	13,801,000	13,926,000

Additional Disclosures (d):
Straight-line rents	$(19,000)	$159,000	$(87,000)	$171,000
Amortization of intangible lease liabilities	161,000	160,000	322,000	324,000
Non-real estate amortization	207,000	395,000	377,000	739,000
Share-based compensation, net	281,000	880,000	823,000	1,760,000
Maintenance capital expenditures (e) - includes held for sale properties	548,000	770,000	928,000	1,627,000
Lease related expenditures (f) - includes held for sale properties	3,511,000	2,866,000	6,244,000	5,169,000
Development and redevelopment capital expenditures - includes held for sale properties	7,144,000	3,184,000	15,583,000	7,020,000
Capitalized interest and financing costs	320,000	756,000	1,035,000	1,555,000

(a)	Includes costs in connection with the previously announced dual-track strategic alternatives process.
(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(d)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(e)	Consists of payments for building and site improvements.
(f)	Consists of payments for tenant improvements and leasing commissions.

11

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended June 30,				Six months ended June 30,
	2022		2021		2022		2021
Net (loss) income	$(42,763,000)		$51,464,000		$(43,839,000)		$52,717,000
Interest expense (d)	4,639,000		4,985,000		8,875,000		9,691,000
Depreciation and amortization (d)	6,814,000		10,257,000		15,077,000		6,437,000
Gain on sales (d)	-		(48,857,000)		-		(48,857,000)
Impairment charges (reversal) (d)	16,121,000		(1,849,000)		16,829,000		(1,849,000)
EBITDAre	(15,189,000)		16,000,000		(3,058,000)		18,139,000
Adjustments for items affecting comparability:
Transaction costs (a)	30,457,000		-		34,192,000		-
Redevelopment costs (b)	-		230,000		-		230,000
Financing costs (c)	-		44,000		-		44,000
Adjusted EBITDAre	$15,268,000		$16,274,000		$31,134,000		$18,413,000

Net debt
Debt, excluding issuance costs	$499,018,000		$521,113,000		$499,018,000		$521,113,000
Finance lease obligation	5,578,000		5,615,000		5,578,000		5,615,000
Unrestricted cash and cash equivalents	(1,042,000)		(5,603,000)		(1,042,000)		(5,603,000)
	$503,554,000		$521,125,000		$503,554,000		$521,125,000

Fixed charges (d)
Interest expense	$4,720,000		$5,280,000		$9,416,000		$10,387,000
Preferred stock dividends	2,688,000		2,688,000		5,376,000		5,376,000
Scheduled mortgage repayments	286,000		275,000		571,000		548,000
	$7,694,000		$8,243,000		$15,363,000		$16,311,000

Debt and Coverage Ratios (e)
Net debt to Adjusted EBITDAre	8.3	x	8.7	x	8.2	x	8.9	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.2	x	2.8	x	3.3	x	2.8	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.0	x	1.8	x	2.0	x	1.8	x

(a)	Includes costs in connection with the previously announced dual-track strategic alternatives process.
(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(d)	Includes properties "held for sale".
(e)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold and (ii) lease termination income.

12

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of June 30, 2022

	Maturity	Interest
	Dates	Rates	Amounts
Fixed-rate mortgage and financing lease obligation - held for sale:
Franklin Village Plaza	Jun 2026	3.9%	$44,018,000
Shops at Suffolk Downs (a)	Jun 2031	3.5%	15,600,000
Trexlertown Plaza (a)	Jun 2031	3.5%	36,100,000
The Point (a)	Jun 2031	3.5%	29,700,000
Christina Crossing (a)	Jun 2031	3.5%	17,000,000
Lawndale Plaza (a)	Jun 2031	3.5%	15,600,000
Senator Square finance lease obligation (b)	Sep 2050	5.3%	5,578,000
Total fixed rate debt	weighted average	3.6%	163,596,000

Unsecured debt:
Variable-rate:
Revolving credit facility (c)	Aug 2024	3.1%	41,000,000
Fixed-rate (d):
Term loan	Apr 2023	3.3%	100,000,000
Term loan	Sep 2024	3.8%	75,000,000
Term loan	Jul 2025	4.7%	75,000,000
Term loan	Aug 2026	3.3%	50,000,000
Total unsecured debt	weighted average	3.7%	341,000,000

Total debt (e)	weighted average	3.7%	504,596,000

Unamortized mortgage, finance lease and term loan issuance costs			(2,848,000)

Total debt			$501,748,000

Fixed to variable rate debt ratio:
Fixed-rate debt		91.9%	$463,596,000
Variable-rate debt		8.1%	41,000,000
		100.0%	$504,596,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2022	$563,000	$19,000	$-		$-	$582,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	41,000,000	(c)	75,000,000	117,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	40,922,000	48,000	-		50,000,000	90,970,000
Thereafter	112,914,000	5,387,000	-		-	118,301,000
	$158,018,000	$5,578,000	$41,000,000		$300,000,000	$504,596,000

(a)	The mortgages for these properties are cross-collateralized.
(b)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(c)	The revolving credit facility is subject to two one-year extensions at the Company's option.
(d)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swap agreements which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

(e)

In connection with the Grocery-Anchored Portfolio Sale, the Company paid off its unsecured credit facility and term notes, and the mortgage loans payable were assumed by the Grocery-Anchored Purchasers.

13

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2022

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Brickyard Plaza	2004	227,598	99.2%	8.96		Home Depot
						Kohl's
						Michaels
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.56	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		473,540	99.1%	8.01

Maryland
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	83.8%	11.79	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JoAnn Fabrics
						Dollar Tree
Total Maryland / Washington, D.C.		264,134	83.8%	11.79

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	84.3%	12.06	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Kings Plaza	2007	168,243	82.2%	8.80		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Timpany Plaza	2007	182,799	66.1%	10.02		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	100.0%	12.54		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		600,149	80.7%	10.72
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2022

				Average
	Year		Percent	base rent per			Selected
Property Description	acquired	GLA	occupied	leased sq. ft.		Grocer Anchor	Other Anchors
New Jersey
Pine Grove Plaza	2003	79,306	53.1%	14.57		Acme Markets (b)	Dollar Tree
Washington Center Shoppes	2001	157,300	92.0%	11.76		Acme Markets	Planet Fitness
Total New Jersey		236,606	78.9%	12.40

Pennsylvania
Fairview Commons	2007	52,964	77.5%	10.25		Grocery Outlet	Dollar Tree
Gold Star Plaza	2006	71,720	100.0%	9.09		Redner's	Dollar Tree
Golden Triangle	2003	202,790	98.4%	12.79			LA Fitness
							Marshalls
							Staples
							Immunotek
							American Freight
							Walgreens
							Dollar Tree
Hamburg Square	2004	102,058	100.0%	6.81		Redner's	Chesaco RV
South Philadelphia	2003	198,483	61.3%	10.88		Shop Rite	Ross Dress for Less
							LA Fitness
							Kid City
Trexler Mall	2005	336,687	98.2%	11.09			Kohl's
							Urban Air
							Lehigh Wellness Partners
							Maxx Fitness
							Marshalls
							Home Goods
							Dollar Tree
Total Pennsylvania		964,702	89.8%	10.74

Virginia
Coliseum Marketplace	2005	106,648	45.9%	14.30			Michaels
Total Virginia		106,648	45.9%	14.30

Total (86.3% leased at June 30, 2022)		2,645,779	86.1%	$10.49	(c)

(a)	On October 14, 2021, the Company acquired the 60% minority ownership percentage in the San Souci Plaza joint venture.
(b)	Tenant is a shadow anchor and is not included in GLA, percent occupied, and average base rent per leased sq.ft.
(c)

Average base rent is calculated as the aggregate, annualized contractual minimum rent for all occupied spaces divided by the aggregate GLA of all occupied spaces as of June 30, 2022. Tenant concessions are reflected in this measure except for a limited number of short-term (generally one to three months) free rent concessions provided to new tenants that took occupancy prior to the end of the reporting period but within the concession period. Average base rent would have been $10.33 per square foot if all such free rent concessions were reflected.

15

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2022

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Kohl's	2	147,000	5.6%	$1,031,000	$7.01	4.3%
Shaw's	1	68,000	2.6%	925,000	13.60	3.9%
Wal-Mart	2	150,000	5.7%	843,000	5.62	3.5%
Dollar Tree	8	87,000	3.3%	761,000	8.75	3.2%
Marshall's	3	85,000	3.2%	760,000	8.94	3.2%
Redner's	2	106,000	4.0%	747,000	7.05	3.1%
Shoprite	1	54,000	2.0%	741,000	13.72	3.1%
Home Depot	1	103,000	3.9%	700,000	6.80	2.9%
Lehigh Valley Health	1	33,000	1.2%	673,000	20.39	2.8%
Urban Air	1	61,000	2.3%	570,000	9.34	2.4%
Planet Fitness	2	39,000	1.5%	564,000	14.46	2.4%
LA Fitness	1	45,000	1.7%	448,000	9.96	1.9%
Walgreens	1	15,000	0.6%	435,000	29.00	1.8%
Michael's	2	45,000	1.7%	405,000	9.00	1.7%
Big Lots	2	65,000	2.5%	399,000	6.14	1.7%
McKay's Food Store	1	61,000	2.3%	394,000	6.46	1.6%
HomeGoods	2	48,000	1.8%	347,000	7.23	1.5%
Staples	1	24,000	0.9%	306,000	12.75	1.3%
CVS	1	10,000	0.4%	301,000	30.10	1.3%
Rent-A-Center	5	21,000	0.8%	296,000	14.10	1.2%
McDonalds	3	11,000	0.4%	253,000	23.00	1.1%
Maxx Fitness	1	29,000	1.1%	253,000	8.72	1.1%
Tapout Fitness	2	15,000	0.6%	249,000	16.60	1.0%
Pet Smart	1	20,000	0.8%	238,000	11.90	1.0%
Work Out World	1	32,000	1.2%	234,000	7.31	1.0%
Sub-total top twenty-five tenants	48	1,374,000	51.9%	12,873,000	9.37	53.9%
Remaining tenants	174	904,000	34.2%	11,017,000	12.19	46.1%
Sub-total all tenants (b)	222	2,278,000	86.1%	$23,890,000	$10.49	100.0%
Vacant space	N/A	368,000	13.9%
Total	222	2,646,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Marshalls and Home Goods.

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	1,787,000	78.4%	$15,104,000	$8.45	63.2%
Spaces < 10,000 GLA	491,000	21.6%	8,786,000	17.91	36.8%
Total	2,278,000	100.0%	$23,890,000	$10.49	100.0%

16

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2022

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	7	39,000	1.7%	$10.56	1.7%
2022	14	47,000	2.1%	18.83	3.7%
2023	21	159,000	7.0%	15.42	10.3%
2024	34	279,000	12.2%	12.27	14.3%
2025	32	408,000	17.9%	8.05	13.7%
2026	24	103,000	4.5%	15.28	6.6%
2027	27	257,000	11.3%	11.57	12.4%
2028	21	321,000	14.1%	9.34	12.6%
2029	13	171,000	7.5%	9.46	6.8%
2030	8	150,000	6.6%	5.81	3.7%
2031	5	75,000	3.3%	11.61	3.6%
Thereafter	16	269,000	11.8%	9.38	10.6%
All tenants	222	2,278,000	100.0%	$10.49	100.0%
Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	1	20,000	1.1%	$5.85	0.8%
2022	1	15,000	0.8%	12.07	1.2%
2023	4	113,000	6.3%	13.84	10.4%
2024	5	206,000	11.5%	10.05	13.7%
2025	10	322,000	18.0%	6.97	14.9%
2026	3	33,000	1.8%	14.79	3.2%
2027	10	210,000	11.8%	10.13	14.1%
2028	8	287,000	16.1%	7.96	15.1%
2029	5	141,000	7.9%	7.40	6.9%
2030	3	137,000	7.7%	3.93	3.6%
2031	1	61,000	3.4%	9.33	3.8%
Thereafter	6	242,000	13.5%	7.76	12.4%
All tenants	57	1,787,000	100.0%	$8.45	100.0%
Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	6	19,000	3.9%	$15.53	3.4%
2022	13	32,000	6.5%	22.00	8.0%
2023	17	46,000	9.4%	19.30	10.1%
2024	29	73,000	14.9%	18.55	15.4%
2025	22	86,000	17.5%	12.10	11.8%
2026	21	70,000	14.3%	15.51	12.4%
2027	17	47,000	9.6%	18.00	9.6%
2028	13	34,000	6.9%	21.00	8.1%
2029	8	30,000	6.1%	19.17	6.5%
2030	5	13,000	2.6%	25.69	3.8%
2031	4	14,000	2.9%	21.57	3.4%
Thereafter	10	27,000	5.5%	23.93	7.4%
All tenants	165	491,000	100.0%	$17.91	100.0%
17

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

					Cash	Tenant	Average
	Leases	Square	New Rent	Prior Rent	Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
2nd Quarter 2022	29	128,700	$15.72	$15.58	0.9%	$1.01	4.4
1st Quarter 2022	34	217,800	$16.87	$13.70	23.1%	$34.67	6.3
4th Quarter 2021	50	308,300	$13.55	$14.20	-4.6%	$7.96	6.0
3rd Quarter 2021	29	216,800	$14.92	$12.19	22.4%	$43.36	8.6
Total	142	871,600	$15.04	$13.78	9.2%	$22.41	6.5

New Leases - Comparable
2nd Quarter 2022	7	10,600	$21.22	$20.64	2.8%	$12.18	7.3
1st Quarter 2022	10	75,600	$21.34	$13.74	55.3%	$99.38	9.8
4th Quarter 2021	15	113,100	$12.28	$14.61	-15.9%	$19.61	7.8
3rd Quarter 2021	10	128,900	$12.41	$8.12	52.7%	$72.93	10.6
Total	42	328,200	$14.71	$12.06	22.0%	$58.68	9.4

Renewals - Comparable
2nd Quarter 2022	22	118,100	$15.22	$15.13	0.6%	$0.00	4.1
1st Quarter 2022	24	142,200	$14.49	$13.68	5.9%	$0.29	4.5
4th Quarter 2021	35	195,200	$14.29	$13.96	2.3%	$1.21	4.9
3rd Quarter 2021	19	87,900	$18.61	$18.16	2.5%	$0.00	5.7
Total	100	543,400	$15.24	$14.82	2.9%	$0.51	4.7

Total Comparable and Non-Comparable
2nd Quarter 2022	32	178,600	$14.56	N/A	N/A	$14.91	8.4
1st Quarter 2022	36	221,200	$17.13	N/A	N/A	$37.38	6.4
4th Quarter 2021	54	316,800	$13.74	N/A	N/A	$9.76	6.0
3rd Quarter 2021	33	230,200	$15.72	N/A	N/A	$44.91	8.7
Total	155	946,800	$15.17	N/A	N/A	$25.73	7.2

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

18

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-Property NOI")

Same-Property NOI (a)	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Base rents	$5,296,000	$5,623,000	$10,794,000	$13,219,000
Expense recoveries	2,092,000	1,764,000	3,512,000	4,419,000
Total revenues	7,388,000	7,387,000	14,306,000	17,638,000
Operating expenses	2,776,000	2,607,000	5,083,000	8,427,000
Same-Property NOI	$4,612,000	$4,780,000	$9,223,000	$9,211,000

Occupied	86.1%	86.8%	86.1%	86.8%
Leased	86.3%	86.9%	86.3%	86.9%
Average base rent	$10.49	$10.52	$10.49	$10.52
Number of same properties	17	17	17	17
Same-Property NOI growth	-3.5%		0.1%

Same-Property NOI Reconciliation (a)	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Operating (loss) income	$(31,212,000)	$49,814,000	$(35,318,000)	$48,708,000
Add (deduct):
General and administrative	2,861,000	5,096,000	5,773,000	9,500,000
Gain on sales	-	(48,857,000)	-	(48,857,000)
Transaction costs	30,457,000	-	34,192,000	-
Impairment charges (reversal)	2,000	(1,849,000)	199,000	(1,849,000)
Depreciation and amortization	2,850,000	2,976,000	5,351,000	6,437,000
Straight-line rents	19,000	(159,000)	87,000	(171,000)
Amortization of intangible lease liabilities	(161,000)	(160,000)	(322,000)	(324,000)
Other adjustments	29,000	(36,000)	(6,000)	(71,000)
NOI related to properties not defined as same-property	(233,000)	(2,045,000)	(733,000)	(4,162,000)
Same-Property NOI	$4,612,000	$4,780,000	$9,223,000	$9,211,000

(a)

Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

19

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale

As of June 30, 2022

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	190,939	38.0%	$10.98
East River Park	Washington, D.C.	100,809	92.6%	15.87
Senator Square	Washington, D.C.	51,510	96.0%	13.46
Valley Plaza	Hagerstown, MD	190,939	38.0%	10.98
Swede Square	East Norriton Township, PA	100,809	92.6%	15.87
Halifax Plaza	Halifax, PA	51,510	96.0%	13.46
The Point	Harrisburg, PA	260,625	97.3%	14.39
Newport Plaza	Newport, PA	64,489	97.0%	13.21
Port Richmond	Philadelphia, PA	133,025	92.4%	20.16
Academy Plaza	Philadelphia, PA	136,685	89.5%	15.42
Meadow's Marketplace	Hummelstown, PA	91,518	89.8%	15.93
General Booth Plaza	Virginia Beach, VA	71,639	100.0%	15.45
Kemspville Crossing	Virginia Beach, VA	82,214	100.0%	11.53
Oakland Mills	Columbia, MD	57,008	92.6%	11.68
Suffolk Downs	Revere, MA	121,187	100.0%	14.75
Jordan Lane	Wethersfield, CT	174,679	92.0%	11.30
Palmyra Shopping Center	Palmyra, PA	111,051	95.5%	7.95
Trexlerton Plaza	Trexlertown, PA	325,171	99.2%	14.52
Hanaford Plaza	Norwood, MA	84,906	93.0%	18.05
Oak Ridge	Suffolk, VA	38,700	100.0%	11.10
Elmhurst Square	Portsmouth, VA	66,254	84.0%	9.66
Carman's Plaza	Massapequa, NY	195,485	78.4%	23.09
Yorktowne Plaza	Cockeysville, MD	136,334	68.5%	14.76
Groton Shopping Center	Groton, CT	130,264	100.0%	12.49
Northside Commons	Capbelltown, PA	69,136	100.0%	10.48
Shoppes at Crossroads	Bartonsville, PA	133,717	98.7%	19.94
New London Mall	New London, CT	259,566	97.0%	13.69
Colonial Commons	Harrisburg, PA	410,432	93.4%	14.53
Franklin Village	Franklin, MA	305,885	91.3%	19.77
Bethel Shopping Center	Bethel, CT	101,105	89.1%	24.49
Quartermaster Plaza	Philadelphia, PA	456,208	93.6%	15.39
Lawndale Plaza	Philadelphia, PA	92,773	100.0%	18.77
Shopps at Hyatsville	Hyattsville, MD	35,676	100.0%	35.03
Glenwood Village	Bloomfield, NJ	63,844	86.0%	17.95
Christina Crossing	Wilmington, DE	119,446	93.8%	18.65
Girard Plaza	Philadelphia, PA	35,688	100.0%	16.29

		5,051,226	88.9%	$15.86

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment write-downs on real estate properties directly attributable to decrease in the value of depreciable real estate, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as non-capitalized acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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